CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/28/05]

[$778,800,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$792,800,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,687
Total Outstanding Loan Balance	$775,241,618*	Min	Max
Average Loan Current Balance	$165,403	$6,156	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.31%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 - 5.00	4	1,150,397	0.1	4.95	67.8	654
5.01 - 5.50	48	13,463,924	1.7	5.38	72.8	674
5.51 - 6.00	265	72,744,644	9.4	5.84	75.0	653
6.01 - 6.50	501	123,151,695	15.9	6.34	77.2	641
6.51 - 7.00	818	177,811,573	22.9	6.82	79.8	632
7.01 - 7.50	692	129,050,995	16.6	7.30	80.5	619
7.51 - 8.00	661	106,141,494	13.7	7.79	83.0	607
8.01 - 8.50	342	51,237,611	6.6	8.29	81.6	588
8.51 - 9.00	282	34,532,061	4.5	8.77	80.8	572
9.01 - 9.50	158	18,068,280	2.3	9.27	79.3	563
9.51 - 10.00	243	16,877,360	2.2	9.80	85.1	600
10.01 - 10.50	158	9,819,908	1.3	10.31	88.8	587
10.51 - 11.00	164	7,671,937	1.0	10.78	91.3	604
11.01 - 11.50	153	5,863,278	0.8	11.30	95.4	600
11.51 - 12.00	172	6,307,077	0.8	11.79	96.2	587
12.01 - 12.50	17	999,037	0.1	12.20	76.9	567
12.51 - 13.00	6	246,986	0.0	12.79	72.1	589
13.01 - 14.19	3	103,360	0.0	13.83	64.1	574
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 - 475	1	39,962	0.0	9.10	67.0	475
476 - 500	11	1,108,291	0.1	9.69	72.1	495
501 - 525	199	26,361,858	3.4	8.87	70.9	515
526 - 550	316	46,409,632	6.0	8.34	73.4	539
551 - 575	512	80,758,560	10.4	7.57	76.8	565
576 - 600	826	116,767,840	15.1	7.55	79.9	588
601 - 625	913	151,072,340	19.5	7.31	82.2	613
626 - 650	816	143,338,801	18.5	7.06	81.2	638
651 - 675	558	100,373,432	12.9	6.94	82.8	662
676 - 700	243	50,786,490	6.6	6.70	81.7	686
701 - 725	131	24,793,584	3.2	6.77	80.9	711
726 - 750	89	17,982,531	2.3	6.71	80.8	736
751 - 775	43	9,517,652	1.2	6.57	80.6	760
776 - 800	24	5,197,624	0.7	6.40	76.0	787
801 - 813	5	733,021	0.1	6.38	84.1	805
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 - 50,000	703	21,698,972	2.8	10.31	90.5	615
50,001 - 100,000	1,026	76,631,795	9.9	8.38	81.8	607
100,001 - 150,000	944	116,747,485	15.1	7.61	79.3	611
150,001 - 200,000	641	112,188,633	14.5	7.22	78.4	612
200,001 - 250,000	424	94,749,954	12.2	7.07	79.1	618
250,001 - 300,000	298	81,446,717	10.5	6.94	79.3	622
300,001 - 350,000	207	66,834,741	8.6	7.05	80.0	625
350,001 - 400,000	143	53,725,950	6.9	7.03	80.3	631
400,001 - 450,000	101	42,729,778	5.5	6.75	81.7	645
450,001 - 500,000	86	41,062,584	5.3	6.83	80.2	635
500,001 - 550,000	48	25,188,850	3.2	6.82	82.2	629
550,001 - 600,000	25	14,505,933	1.9	6.45	79.7	644
600,001 - 650,000	21	13,110,383	1.7	6.70	80.9	647
650,001 - 700,000	8	5,410,283	0.7	6.38	81.8	654
700,001 - 750,000	8	5,784,713	0.7	6.74	75.2	650
750,001 - 800,000	1	792,000	0.1	6.75	80.0	707
800,001 - 850,000	1	810,000	0.1	5.88	67.5	633
850,001 - 900,000	1	885,462	0.1	7.38	63.4	648
900,001 - 937,384	1	937,384	0.1	6.50	75.0	711
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 - 50.00	150	19,162,118	2.5	7.04	42.1	594
50.01 - 55.00	69	11,862,976	1.5	6.92	52.7	609
55.01 - 60.00	87	15,921,044	2.1	6.95	58.2	603
60.01 - 65.00	170	30,264,468	3.9	7.17	63.1	595
65.01 - 70.00	305	51,172,339	6.6	7.12	68.8	600
70.01 - 75.00	347	66,650,276	8.6	7.07	74.1	608
75.01 - 80.00	1,467	289,578,613	37.4	7.05	79.7	632
80.01 - 85.00	407	77,810,426	10.0	7.42	84.5	605
85.01 - 90.00	689	132,658,339	17.1	7.35	89.6	623
90.01 - 95.00	247	34,100,383	4.4	7.68	94.7	647
95.01 - 100.00	749	46,060,636	5.9	9.40	99.9	639
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,680	208,572,988	26.9	7.93	81.6	617
0.50	5	968,518	0.1	7.38	82.8	601
1.00	133	34,916,565	4.5	7.01	77.8	637
2.00	2,215	417,180,380	53.8	7.10	80.3	618
3.00	650	113,252,182	14.6	7.03	77.4	637
5.00	4	350,986	0.0	10.38	76.4	563
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,731	569,066,859	73.4	7.29	80.8	617
Reduced	368	75,507,312	9.7	7.19	80.2	636
No Income/ No Asset	6	1,036,421	0.1	7.76	69.0	680
Stated Income / Stated Assets	582	129,631,027	16.7	7.48	77.2	630
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,434	736,449,379	95.0	7.30	80.2	620
Second Home	15	2,445,108	0.3	7.19	81.4	644
Investor	238	36,347,131	4.7	7.61	77.3	641
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	631	185,158,160	23.9	6.79	77.2	637
Florida	459	83,446,121	10.8	7.34	79.6	617
Maryland	206	41,512,808	5.4	7.16	78.9	610
Illinois	218	35,932,333	4.6	7.32	83.3	618
New Jersey	148	34,367,921	4.4	7.36	76.2	609
Virginia	183	33,844,876	4.4	7.32	79.8	613
New York	130	33,430,584	4.3	7.24	78.3	628
Arizona	168	32,269,089	4.2	7.31	79.5	618
Texas	253	24,300,723	3.1	8.11	80.5	605
Georgia	165	21,723,430	2.8	7.79	83.1	623
Wisconsin	176	21,677,186	2.8	7.78	83.3	612
Michigan	150	18,178,222	2.3	7.56	83.0	615
Nevada	77	16,605,675	2.1	7.18	81.5	633
Ohio	161	16,141,007	2.1	7.63	84.3	616
Washington	94	15,283,599	2.0	7.15	83.4	633
Other	1,468	161,369,885	20.8	7.65	82.6	615
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,806	254,665,780	32.8	7.48	84.8	643
Refinance - Rate Term	246	32,648,178	4.2	7.61	80.8	613
Refinance - Cashout	2,635	487,927,661	62.9	7.20	77.6	610
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	9	1,702,763	0.2	6.64	75.2	633
Arm 2/28	2,987	564,404,087	72.8	7.21	80.2	617
Arm 2/28 - Balloon 40/30	101	24,082,666	3.1	6.95	76.8	612
Arm 2/28 - Dual 40/30	32	10,034,715	1.3	6.73	75.0	613
Arm 3/27	193	34,375,169	4.4	7.19	81.2	629
Arm 3/27 - Balloon 40/30	3	859,685	0.1	7.17	80.0	638
Arm 5/25	133	30,033,801	3.9	7.02	78.5	646
Arm 5/25 - Balloon 40/30	14	3,522,414	0.5	7.19	75.0	633
Arm 6 Month	3	666,230	0.1	6.68	73.2	595
Fixed Balloon 30/15	80	13,463,178	1.7	7.26	81.7	640
Fixed Rate	1,132	92,096,911	11.9	8.26	81.2	635
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,024	651,201,887	84.0	7.32	80.1	619
PUD	233	43,451,012	5.6	7.27	82.4	633
Condo	231	37,261,175	4.8	7.29	81.3	630
2 Family	159	34,855,724	4.5	7.16	77.4	632
3-4 Family	31	7,991,403	1.0	7.18	74.8	639
Manufactured Housing	9	480,417	0.1	11.95	77.9	624
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 - 4.00	326	74,186,773	11.1	6.25	76.6	638
4.01 - 4.50	313	64,369,757	9.6	6.74	82.8	620
4.51 - 5.00	269	51,969,616	7.8	7.03	84.5	616
5.01 - 5.50	843	154,408,250	23.1	7.28	80.7	625
5.51 - 6.00	610	135,390,237	20.2	7.00	79.3	624
6.01 - 6.50	399	65,790,440	9.8	7.54	77.4	610
6.51 - 7.00	422	83,028,888	12.4	7.68	78.3	605
7.01 - 7.50	142	20,953,493	3.1	8.00	80.7	596
7.51 - 8.00	97	12,184,432	1.8	8.55	82.3	582
8.01 - 8.50	38	4,969,949	0.7	9.13	83.4	583
8.51 - 9.00	16	2,429,696	0.4	9.33	83.9	554
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	7	811,994	0.1	7.72	73.3	579
4 - 6	4	229,584	0.0	10.02	74.0	624
7 - 9	6	1,005,310	0.2	7.24	77.9	586
10 - 12	7	1,130,717	0.2	6.56	72.7	646
13 - 15	3	307,341	0.0	7.99	79.3	602
16 - 18	61	11,234,309	1.7	7.20	79.8	594
19 - 21	754	161,173,978	24.1	7.12	79.1	614
22 - 24	2,293	425,178,024	63.5	7.21	80.3	618
28 - 30	3	893,376	0.1	7.63	89.5	648
31 - 33	46	9,310,812	1.4	6.94	81.4	645
34 - 36	144	24,849,868	3.7	7.24	80.8	623
37 >=	147	33,556,216	5.0	7.03	78.1	645
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	101	28,589,377	4.3	5.85	77.1	675
11.51 - 12.00	200	48,893,473	7.3	6.02	77.3	649
12.01 - 12.50	385	90,260,369	13.5	6.39	78.3	637
12.51 - 13.00	696	149,118,685	22.3	6.75	79.7	629
13.01 - 13.50	589	115,838,073	17.3	7.13	80.2	621
13.51 - 14.00	561	101,652,196	15.2	7.59	83.0	609
14.01 - 14.50	319	56,165,471	8.4	8.02	80.9	592
14.51 - 15.00	269	37,689,302	5.6	8.46	81.0	584
15.01 - 15.50	129	17,294,057	2.6	9.06	79.7	563
15.51 - 16.00	106	12,098,771	1.8	9.48	77.3	553
16.01 - 16.50	62	7,166,731	1.1	9.89	81.6	555
16.51 - 17.00	33	3,047,762	0.5	10.51	76.1	543
17.01 - 17.50	10	655,938	0.1	11.13	74.7	529
17.51 - 18.00	3	179,002	0.0	11.64	81.8	530
18.01 - 21.19	12	1,032,325	0.2	11.96	70.2	532
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 - 4.50	1	65,790	0.0	7.20	57.4	603
4.51 - 5.50	58	15,508,612	2.3	5.51	74.3	662
5.51 - 6.00	253	67,247,899	10.0	5.89	76.2	648
6.01 - 6.50	441	110,964,523	16.6	6.36	77.8	639
6.51 - 7.00	721	158,812,377	23.7	6.84	80.4	630
7.01 - 7.50	598	113,852,377	17.0	7.30	81.3	618
7.51 - 8.00	567	93,982,733	14.0	7.79	83.2	605
8.01 - 8.50	281	44,568,111	6.7	8.30	81.4	585
8.51 - 9.00	237	30,893,757	4.6	8.77	80.8	570
9.01 - 9.50	123	15,911,533	2.4	9.27	79.1	559
9.51 - 10.00	93	9,191,575	1.4	9.79	76.4	545
10.01 - 10.50	51	4,505,198	0.7	10.28	80.0	540
10.51 - 11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 - 11.50	12	813,783	0.1	11.32	75.5	529
11.51 - 12.00	6	340,842	0.1	11.66	73.5	530
12.01 - 12.50	5	577,920	0.1	12.14	69.1	528
12.51 - 14.19	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	52	14,437,043	2.2	6.95	80.3	638
2.00	789	152,922,377	22.8	7.49	76.7	611
3.00	2,489	469,773,828	70.1	7.10	81.1	619
5.00	145	32,548,282	4.9	7.06	78.1	643
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,063	559,695,642	83.6	7.22	80.3	618
1.50	132	30,692,393	4.6	7.21	80.7	622
2.00	280	79,293,495	11.8	6.88	76.9	623
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,853	543,603,514	70.1	7.54	79.9	609
24	21	6,895,553	0.9	6.98	82.0	645
36	5	1,997,500	0.3	6.52	85.5	651
60	749	207,876,219	26.8	6.78	80.5	649
120	59	14,868,832	1.9	6.73	81.4	673
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,342
Total Outstanding Loan Balance	$313,555,510*	Min	Max
Average Loan Current Balance	$133,884	$6,156	$615,332
Weighted Average Original LTV	80.2%**
Weighted Average Coupon	7.33%	4.89%	14.19%
Arm Weighted Average Coupon	7.21%
Fixed Weighted Average Coupon	8.05%
Weighted Average Margin	5.55%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.7%
% Second Liens	3.3%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.0%

*

Group 1 collateral will total approximately [$323,600,000].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 - 5.00	2	427,210	0.1	4.94	57.5	645
5.01 - 5.50	31	7,086,764	2.3	5.38	69.5	668
5.51 - 6.00	153	31,046,590	9.9	5.83	72.2	646
6.01 - 6.50	254	48,430,281	15.4	6.34	76.2	641
6.51 - 7.00	404	66,857,315	21.3	6.82	80.4	636
7.01 - 7.50	333	52,547,632	16.8	7.32	81.9	619
7.51 - 8.00	317	44,816,241	14.3	7.79	84.3	612
8.01 - 8.50	142	19,337,876	6.2	8.28	80.8	587
8.51 - 9.00	142	15,018,678	4.8	8.79	81.3	570
9.01 - 9.50	77	7,357,221	2.3	9.26	81.5	552
9.51 - 10.00	123	7,022,639	2.2	9.78	85.4	587
10.01 - 10.50	80	4,489,085	1.4	10.31	87.2	577
10.51 - 11.00	90	3,510,617	1.1	10.77	89.6	595
11.01 - 11.50	87	2,581,436	0.8	11.32	96.1	599
11.51 - 12.00	94	2,582,369	0.8	11.81	97.2	586
12.01 - 12.50	8	261,898	0.1	12.21	89.2	579
12.51 - 13.00	3	101,330	0.0	12.92	85.4	575
13.01 - 14.19	2	80,330	0.0	14.06	65.3	572
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 - 475	1	39,962	0.0	9.10	67.0	475
476 - 500	7	751,474	0.2	9.91	78.5	495
501 - 525	102	12,109,279	3.9	8.97	73.2	515
526 - 550	147	19,056,448	6.1	8.37	75.1	539
551 - 575	206	27,223,404	8.7	7.76	76.6	565
576 - 600	389	46,048,672	14.7	7.59	79.9	588
601 - 625	463	63,282,980	20.2	7.23	82.2	613
626 - 650	452	62,026,348	19.8	7.03	81.3	638
651 - 675	310	44,547,661	14.2	6.91	81.7	662
676 - 700	119	17,268,514	5.5	6.82	82.4	687
701 - 725	71	9,353,763	3.0	6.76	80.4	711
726 - 750	40	6,192,630	2.0	6.73	80.3	738
751 - 775	19	2,957,499	0.9	6.46	78.0	762
776 - 800	12	2,084,170	0.7	6.37	74.7	784
801 - 813	4	612,707	0.2	6.19	81.0	806
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 - 50,000	438	12,769,337	4.1	10.33	92.7	617
50,001 - 100,000	527	39,801,876	12.7	8.05	81.9	610
100,001 - 150,000	512	63,105,323	20.1	7.42	79.3	616
150,001 - 200,000	357	62,292,474	19.9	7.10	79.5	620
200,001 - 250,000	224	50,002,016	15.9	6.90	78.7	625
250,001 - 300,000	156	42,634,300	13.6	6.81	78.5	628
300,001 - 350,000	101	32,545,592	10.4	6.93	80.0	626
350,001 - 400,000	20	7,187,801	2.3	7.07	80.6	637
400,001 - 450,000	5	2,146,923	0.7	6.68	82.2	648
450,001 - 500,000	1	454,536	0.1	7.29	85.0	691
600,001 - 615,332	1	615,332	0.2	7.50	85.0	656
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.40 - 50.00	35	5,337,294	1.7	6.17	41.6	643
50.01 - 55.00	17	3,288,121	1.0	6.09	52.8	676
55.01 - 60.00	26	4,857,561	1.5	6.32	58.6	622
60.01 - 65.00	123	20,506,257	6.5	6.99	62.9	592
65.01 - 70.00	218	31,796,813	10.1	7.10	68.7	595
70.01 - 75.00	166	25,854,204	8.2	7.21	74.3	602
75.01 - 80.00	670	98,597,653	31.4	7.16	79.6	629
80.01 - 85.00	160	27,433,721	8.7	7.40	84.5	611
85.01 - 90.00	362	57,897,839	18.5	7.36	89.7	626
90.01 - 95.00	157	18,990,103	6.1	7.60	94.7	648
95.01 - 100.00	408	18,995,944	6.1	9.35	99.8	636
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	821	77,284,973	24.6	8.03	81.8	617
0.50	2	200,800	0.1	6.99	80.0	666
1.00	45	8,345,689	2.7	7.17	76.3	612
2.00	1,143	177,482,907	56.6	7.11	80.6	619
3.00	331	50,241,141	16.0	7.01	76.8	637
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,913	243,599,253	77.7	7.29	81.1	620
Reduced	155	22,930,793	7.3	7.25	78.6	628
No Income/ No Asset	3	457,362	0.1	7.89	79.5	664
Stated Income / Stated Assets	271	46,568,102	14.9	7.54	76.2	622
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,223	295,867,917	94.4	7.31	80.1	619
Second Home	8	1,111,577	0.4	7.35	82.1	661
Investor	111	16,576,017	5.3	7.63	80.8	651
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	203	47,516,816	15.2	6.55	72.9	632
Florida	226	36,298,869	11.6	7.21	78.0	621
Maryland	115	19,822,265	6.3	7.19	78.8	610
Illinois	122	16,999,841	5.4	7.39	84.0	620
Arizona	86	14,236,714	4.5	7.29	78.2	618
Wisconsin	115	13,471,134	4.3	7.65	84.3	627
Virginia	87	13,084,046	4.2	7.35	82.3	615
New Jersey	63	11,875,166	3.8	7.43	76.9	619
Ohio	97	10,056,152	3.2	7.56	85.1	619
New York	52	10,027,272	3.2	7.22	78.0	626
Texas	120	9,833,270	3.1	8.33	80.3	593
Michigan	79	8,433,071	2.7	7.51	83.2	621
Missouri	92	8,166,663	2.6	7.97	85.2	608
Minnesota	53	8,126,259	2.6	6.90	80.6	619
Colorado	55	7,265,005	2.3	7.28	84.0	631
Other	777	78,342,967	25.0	7.62	83.2	622
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	822	74,887,248	23.9	7.70	85.8	638
Refinance - Rate Term	171	19,630,403	6.3	7.51	82.6	616
Refinance - Cashout	1,349	219,037,859	69.9	7.18	78.0	615
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	5	947,164	0.3	6.89	74.8	612
Arm 2/28	1,521	234,253,723	74.7	7.25	80.4	616
Arm 2/28 - Balloon 40/30	47	8,221,540	2.6	6.74	75.1	619
Arm 2/28 - Dual 40/30	9	2,175,460	0.7	5.84	72.2	646
Arm 3/27	92	13,687,948	4.4	7.27	80.0	625
Arm 3/27 - Balloon 40/30	1	135,966	0.0	8.50	80.0	631
Arm 5/25	56	9,172,575	2.9	7.02	77.0	641
Arm 5/25 - Balloon 40/30	8	1,773,657	0.6	6.44	72.2	648
Arm 6 Month	1	254,233	0.1	5.99	50.0	542
Fixed Balloon 30/15	35	5,007,599	1.6	7.01	79.9	654
Fixed Rate	567	37,925,643	12.1	8.19	81.6	636
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,019	263,439,021	84.0	7.33	80.2	620
2 Family	88	16,330,929	5.2	7.23	78.4	623
Condo	119	15,629,704	5.0	7.22	80.7	624
PUD	94	12,475,689	4.0	7.60	82.4	629
3-4 Family	20	5,543,718	1.8	7.16	77.1	642
Manufactured Housing	2	136,450	0.0	11.53	79.9	568
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 - 4.00	187	33,985,629	12.6	6.23	75.0	637
4.01 - 4.50	148	25,204,503	9.3	6.77	84.8	626
4.51 - 5.00	141	23,559,705	8.7	7.06	85.6	622
5.01 - 5.50	404	59,678,880	22.1	7.25	81.0	627
5.51 - 6.00	293	46,858,316	17.3	7.06	77.8	617
6.01 - 6.50	202	26,535,628	9.8	7.70	78.3	601
6.51 - 7.00	207	34,643,836	12.8	7.71	78.8	607
7.01 - 7.50	79	11,251,176	4.2	7.95	81.2	596
7.51 - 8.00	55	5,989,378	2.2	8.60	82.9	591
8.01 - 8.50	18	1,974,537	0.7	8.90	83.2	583
8.51 - 9.00	6	940,678	0.3	9.59	80.8	564
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	3	388,584	0.1	7.33	59.4	537
4 - 6	1	45,100	0.0	14.19	60.0	636
7 - 9	3	507,201	0.2	7.95	84.9	588
10 - 12	3	489,941	0.2	5.95	63.9	632
13 - 15	3	307,341	0.1	7.99	79.3	602
16 - 18	30	4,594,132	1.7	7.35	80.4	598
19 - 21	374	60,923,964	22.5	7.18	78.3	614
22 - 24	1,167	178,664,942	66.0	7.23	80.8	618
28 - 30	2	393,876	0.1	8.44	88.9	628
31 - 33	28	4,520,790	1.7	7.17	80.4	636
34 - 36	62	8,840,165	3.3	7.27	79.5	621
37 >=	64	10,946,232	4.0	6.93	76.3	642
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	51	10,642,976	3.9	5.85	75.1	671
11.51 - 12.00	121	22,747,006	8.4	5.94	74.1	641
12.01 - 12.50	202	38,342,847	14.2	6.36	77.8	639
12.51 - 13.00	349	57,167,371	21.1	6.76	80.0	631
13.01 - 13.50	286	44,749,801	16.5	7.22	81.5	619
13.51 - 14.00	263	39,330,425	14.5	7.65	83.2	612
14.01 - 14.50	137	21,730,552	8.0	8.04	81.0	592
14.51 - 15.00	146	17,513,466	6.5	8.47	82.5	588
15.01 - 15.50	62	6,926,956	2.6	9.11	81.9	562
15.51 - 16.00	56	5,516,107	2.0	9.48	79.4	543
16.01 - 16.50	34	3,285,861	1.2	9.93	78.2	532
16.51 - 17.00	22	1,944,163	0.7	10.48	77.9	544
17.01 - 17.50	5	257,736	0.1	11.05	79.0	539
17.51 - 18.00	2	121,511	0.0	11.53	85.0	538
18.01 - 21.19	4	345,489	0.1	11.89	73.0	525
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.50	35	7,660,565	2.8	5.50	71.9	649
5.51 - 6.00	148	30,061,769	11.1	5.90	73.4	644
6.01 - 6.50	217	41,353,360	15.3	6.35	76.9	640
6.51 - 7.00	355	59,286,490	21.9	6.85	80.8	633
7.01 - 7.50	290	45,794,383	16.9	7.34	82.9	618
7.51 - 8.00	279	39,607,387	14.6	7.79	84.1	608
8.01 - 8.50	126	17,690,380	6.5	8.27	80.8	586
8.51 - 9.00	127	13,717,618	5.1	8.79	81.3	570
9.01 - 9.50	59	6,492,523	2.4	9.26	81.2	548
9.51 - 10.00	50	4,650,734	1.7	9.77	80.0	546
10.01 - 10.50	27	2,238,376	0.8	10.28	78.8	538
10.51 - 11.00	17	1,408,790	0.5	10.72	76.7	542
11.01 - 11.50	5	380,766	0.1	11.33	79.6	529
11.51 - 12.00	3	184,455	0.1	11.64	77.5	533
12.01 - 12.50	1	49,572	0.0	12.16	70.9	500
12.51 - 14.19	1	45,100	0.0	14.19	60.0	636
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	31	7,569,761	2.8	6.92	79.2	640
2.00	365	54,478,557	20.1	7.61	76.1	605
3.00	1,280	197,772,718	73.1	7.12	81.2	620
5.00	64	10,801,232	4.0	7.00	76.7	640
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,550	231,196,647	85.4	7.23	80.6	619
1.50	69	14,209,982	5.3	7.29	79.6	613
2.00	121	25,215,639	9.3	6.95	74.2	615
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,931	230,797,678	73.6	7.50	80.2	613
24	11	3,071,950	1.0	7.07	80.3	625
36	1	192,800	0.1	7.12	79.7	639
60	366	72,934,162	23.3	6.84	79.8	641
120	33	6,558,920	2.1	6.83	82.3	668
Total:	2,342	313,555,510	100.0	7.33	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 32.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,345
Total Outstanding Loan Balance	$461,686,108*	Min	Max
Average Loan Current Balance	$196,881	$9,592	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.30%	4.95%	13.01%
Arm Weighted Average Coupon	7.16%
Fixed Weighted Average Coupon	8.19%
Weighted Average Margin	5.57%	2.25%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.4%
% Second Liens	3.6%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

*

Group 2 collateral will total approximately [$476,400,100].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	2	723,187	0.2	4.95	73.8	659
5.01 - 5.50	17	6,377,160	1.4	5.38	76.6	681
5.51 - 6.00	112	41,698,054	9.0	5.84	77.1	658
6.01 - 6.50	247	74,721,414	16.2	6.34	78.0	641
6.51 - 7.00	414	110,954,258	24.0	6.82	79.5	629
7.01 - 7.50	359	76,503,363	16.6	7.28	79.5	619
7.51 - 8.00	344	61,325,253	13.3	7.79	82.0	604
8.01 - 8.50	200	31,899,735	6.9	8.30	82.0	588
8.51 - 9.00	140	19,513,383	4.2	8.76	80.3	574
9.01 - 9.50	81	10,711,060	2.3	9.28	77.8	570
9.51 - 10.00	120	9,854,721	2.1	9.81	84.8	609
10.01 - 10.50	78	5,330,824	1.2	10.30	90.2	596
10.51 - 11.00	74	4,161,320	0.9	10.78	92.7	611
11.01 - 11.50	66	3,281,841	0.7	11.29	94.9	600
11.51 - 12.00	78	3,724,708	0.8	11.77	95.5	588
12.01 - 12.50	9	737,139	0.2	12.20	72.5	563
12.51 - 13.00	3	145,656	0.0	12.70	62.8	599
13.01 - 13.01	1	23,030	0.0	13.01	60.0	583
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
486 - 500	4	356,817	0.1	9.22	58.4	495
501 - 525	97	14,252,579	3.1	8.79	69.0	515
526 - 550	169	27,353,185	5.9	8.32	72.2	539
551 - 575	306	53,535,156	11.6	7.47	76.9	565
576 - 600	437	70,719,168	15.3	7.52	80.0	588
601 - 625	450	87,789,360	19.0	7.36	82.3	612
626 - 650	364	81,312,453	17.6	7.09	81.2	638
651 - 675	248	55,825,771	12.1	6.97	83.6	662
676 - 700	124	33,517,976	7.3	6.64	81.3	686
701 - 725	60	15,439,821	3.3	6.78	81.3	711
726 - 750	49	11,789,901	2.6	6.70	81.0	735
751 - 775	24	6,560,153	1.4	6.62	81.7	760
776 - 800	12	3,113,454	0.7	6.43	76.9	788
801 - 802	1	120,314	0.0	7.33	100.0	802
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,592 - 50,000	265	8,929,635	1.9	10.28	87.5	612
50,001 - 100,000	499	36,829,918	8.0	8.74	81.7	604
100,001 - 150,000	432	53,642,163	11.6	7.83	79.3	605
150,001 - 200,000	284	49,896,159	10.8	7.38	77.0	602
200,001 - 250,000	200	44,747,939	9.7	7.25	79.6	612
250,001 - 300,000	142	38,812,417	8.4	7.09	80.1	614
300,001 - 350,000	106	34,289,149	7.4	7.16	80.1	624
350,001 - 400,000	123	46,538,149	10.1	7.03	80.2	630
400,001 - 450,000	96	40,582,855	8.8	6.75	81.6	644
450,001 - 500,000	85	40,608,049	8.8	6.83	80.1	634
500,001 - 550,000	48	25,188,850	5.5	6.82	82.2	629
550,001 - 600,000	25	14,505,933	3.1	6.45	79.7	644
600,001 - 650,000	20	12,495,051	2.7	6.66	80.7	646
650,001 - 700,000	8	5,410,283	1.2	6.38	81.8	654
700,001 - 750,000	8	5,784,713	1.3	6.74	75.2	650
750,001 - 800,000	1	792,000	0.2	6.75	80.0	707
800,001 - 850,000	1	810,000	0.2	5.88	67.5	633
850,001 - 900,000	1	885,462	0.2	7.38	63.4	648
900,001 - 937,384	1	937,384	0.2	6.50	75.0	711
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 - 50.00	115	13,824,823	3.0	7.38	42.3	575
50.01 - 55.00	52	8,574,855	1.9	7.23	52.6	583
55.01 - 60.00	61	11,063,482	2.4	7.22	58.1	595
60.01 - 65.00	47	9,758,211	2.1	7.53	63.4	603
65.01 - 70.00	87	19,375,526	4.2	7.15	68.9	607
70.01 - 75.00	181	40,796,072	8.8	6.98	74.0	611
75.01 - 80.00	797	190,980,960	41.4	6.99	79.8	633
80.01 - 85.00	247	50,376,706	10.9	7.42	84.4	602
85.01 - 90.00	327	74,760,500	16.2	7.33	89.4	621
90.01 - 95.00	90	15,110,280	3.3	7.77	94.8	645
95.01 - 100.00	341	27,064,692	5.9	9.43	99.9	641
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	859	131,288,015	28.4	7.88	81.5	617
0.50	3	767,718	0.2	7.49	83.6	584
1.00	88	26,570,876	5.8	6.96	78.2	645
2.00	1,072	239,697,473	51.9	7.08	80.0	617
3.00	319	63,011,041	13.6	7.05	77.9	637
5.00	4	350,986	0.1	10.38	76.4	563
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,818	325,467,606	70.5	7.28	80.6	615
Reduced	213	52,576,519	11.4	7.17	81.0	639
No Income/ No Asset	3	579,059	0.1	7.66	60.7	693
Stated Income / Stated Assets	311	83,062,925	18.0	7.44	77.7	634
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,211	440,581,462	95.4	7.29	80.3	621
Second Home	7	1,333,532	0.3	7.06	80.8	629
Investor	127	19,771,114	4.3	7.60	74.4	632
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	428	137,641,344	29.8	6.88	78.7	638
Florida	233	47,147,252	10.2	7.45	80.9	613
New York	78	23,403,312	5.1	7.26	78.4	629
New Jersey	85	22,492,755	4.9	7.32	75.8	604
Georgia	165	21,723,430	4.7	7.79	83.1	623
Maryland	91	21,690,543	4.7	7.12	79.1	610
Virginia	96	20,760,830	4.5	7.30	78.2	612
Illinois	96	18,932,492	4.1	7.26	82.6	616
Arizona	82	18,032,375	3.9	7.33	80.5	618
Texas	133	14,467,453	3.1	7.96	80.6	613
Michigan	71	9,745,151	2.1	7.61	82.9	610
Nevada	40	9,592,661	2.1	7.24	81.4	622
Washington	42	8,716,487	1.9	7.00	82.8	632
Wisconsin	61	8,206,052	1.8	7.99	81.5	588
Pennsylvania	56	6,239,883	1.4	7.80	79.8	586
Other	588	72,894,090	15.8	7.67	82.0	613
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	984	179,778,532	38.9	7.39	84.4	645
Refinance - Rate Term	75	13,017,775	2.8	7.76	78.1	608
Refinance - Cashout	1,286	268,889,801	58.2	7.22	77.3	606
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	4	755,598	0.2	6.32	75.6	659
Arm 2/28	1,466	330,150,364	71.5	7.18	80.0	618
Arm 2/28 - Balloon 40/30	54	15,861,126	3.4	7.06	77.8	609
Arm 2/28 - Dual 40/30	23	7,859,254	1.7	6.98	75.7	604
Arm 3/27	101	20,687,221	4.5	7.13	82.0	632
Arm 3/27 - Balloon 40/30	2	723,718	0.2	6.93	80.0	640
Arm 5/25	77	20,861,226	4.5	7.01	79.1	648
Arm 5/25 - Balloon 40/30	6	1,748,758	0.4	7.94	77.8	619
Arm 6 Month	2	411,997	0.1	7.11	87.5	628
Fixed Balloon 30/15	45	8,455,578	1.8	7.41	82.8	633
Fixed Rate	565	54,171,268	11.7	8.31	80.9	634
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,005	387,762,866	84.0	7.32	80.0	618
PUD	139	30,975,324	6.7	7.13	82.3	635
Condo	112	21,631,471	4.7	7.34	81.7	634
2 Family	71	18,524,795	4.0	7.10	76.5	641
3-4 Family	11	2,447,685	0.5	7.23	69.6	634
Manufactured Housing	7	343,967	0.1	12.12	77.2	646
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	139	40,201,144	10.1	6.27	78.0	639
4.01 - 4.50	165	39,165,254	9.8	6.72	81.6	616
4.51 - 5.00	128	28,409,910	7.1	7.00	83.7	611
5.01 - 5.50	439	94,729,370	23.7	7.29	80.6	625
5.51 - 6.00	317	88,531,921	22.2	6.97	80.1	627
6.01 - 6.50	197	39,254,812	9.8	7.44	76.9	617
6.51 - 7.00	215	48,385,052	12.1	7.66	78.0	603
7.01 - 7.50	63	9,702,317	2.4	8.05	80.0	595
7.51 - 8.00	42	6,195,053	1.6	8.50	81.7	573
8.01 - 8.50	20	2,995,412	0.8	9.29	83.5	583
8.51 - 9.00	10	1,489,018	0.4	9.17	85.8	548
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	423,411	0.1	8.08	86.0	617
4 - 6	3	184,484	0.0	9.00	77.4	620
7 - 9	3	498,110	0.1	6.51	70.8	585
10 - 12	4	640,777	0.2	7.02	79.4	657
16 - 18	31	6,640,176	1.7	7.10	79.4	592
19 - 21	380	100,250,015	25.1	7.09	79.6	614
22 - 24	1,126	246,513,082	61.8	7.20	79.9	619
28 - 30	1	499,500	0.1	6.99	90.0	664
31 - 33	18	4,790,022	1.2	6.72	82.4	653
34 - 36	82	16,009,703	4.0	7.22	81.6	625
37 >=	83	22,609,984	5.7	7.09	79.0	646
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.46 - 11.50	50	17,946,401	4.5	5.84	78.3	677
11.51 - 12.00	79	26,146,467	6.6	6.09	80.1	656
12.01 - 12.50	183	51,917,522	13.0	6.41	78.7	636
12.51 - 13.00	347	91,951,314	23.0	6.74	79.5	627
13.01 - 13.50	303	71,088,272	17.8	7.08	79.4	623
13.51 - 14.00	298	62,321,771	15.6	7.56	82.8	607
14.01 - 14.50	182	34,434,919	8.6	8.00	80.8	592
14.51 - 15.00	123	20,175,836	5.1	8.46	79.8	580
15.01 - 15.50	67	10,367,100	2.6	9.03	78.2	563
15.51 - 16.00	50	6,582,664	1.6	9.49	75.4	562
16.01 - 16.50	28	3,880,870	1.0	9.87	84.4	574
16.51 - 17.00	11	1,103,598	0.3	10.55	72.9	541
17.01 - 17.50	5	398,202	0.1	11.18	71.9	522
17.51 - 18.00	1	57,491	0.0	11.88	75.0	514
18.01 - 18.60	8	686,836	0.2	12.00	68.9	535
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 - 4.50	1	65,790	0.0	7.20	57.4	603
4.51 - 5.50	23	7,848,047	2.0	5.52	76.7	674
5.51 - 6.00	105	37,186,129	9.3	5.87	78.5	651
6.01 - 6.50	224	69,611,163	17.4	6.36	78.4	639
6.51 - 7.00	366	99,525,887	24.9	6.83	80.1	629
7.01 - 7.50	308	68,057,994	17.1	7.28	80.2	618
7.51 - 8.00	288	54,375,346	13.6	7.79	82.5	603
8.01 - 8.50	155	26,877,731	6.7	8.32	81.8	584
8.51 - 9.00	110	17,176,139	4.3	8.76	80.4	571
9.01 - 9.50	64	9,419,010	2.4	9.27	77.7	567
9.51 - 10.00	43	4,540,841	1.1	9.82	72.7	544
10.01 - 10.50	24	2,266,822	0.6	10.28	81.2	542
10.51 - 11.00	10	990,612	0.2	10.77	77.5	543
11.01 - 11.50	7	433,017	0.1	11.30	71.8	530
11.51 - 12.00	3	156,387	0.0	11.69	68.7	527
12.01 - 12.17	4	528,347	0.1	12.13	68.9	530
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	21	6,867,283	1.7	6.98	81.5	637
2.00	424	98,443,820	24.7	7.42	76.9	615
3.00	1,209	272,001,110	68.2	7.08	81.0	619
5.00	81	21,747,050	5.4	7.09	78.9	645
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,513	328,498,995	82.3	7.21	80.1	618
1.50	63	16,482,411	4.1	7.14	81.6	629
2.00	159	54,077,856	13.6	6.85	78.1	626
Total:	1,735	399,059,262	100.0	7.16	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,922	312,805,836	67.8	7.57	79.6	605
24	10	3,823,603	0.8	6.91	83.3	661
36	4	1,804,700	0.4	6.46	86.1	653
60	383	134,942,057	29.2	6.74	81.0	653
120	26	8,309,912	1.8	6.65	80.7	677
Total:	2,345	461,686,108	100.0	7.30	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.